Merrill Lynch International Equity Fund

                  Supplement dated February 20, 1997 to the
                     Prospectus dated September 27, 1996

     Andrew John Bascand is the portfolio manager of the Merrill Lynch International Equity Fund (the "Fund") and will be responsible for all aspects of the day-to-day portfolio management of the Fund. Mr. Bascand was previously the Fund's asset allocator and co-portfolio manager. Decisions concerning security selection, as well as asset allocation, will be centralized in London.

Code #16747-0996ALL